MERRILL LYNCH LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY OF NEW YORK
Merrill Lynch Life Variable Annuity	ML of New York Variable Annuity
Separate Account A	Separate Account A
Supplement Dated June 1, 2010	Supplement Dated June 1, 2010
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)	INVESTOR CHOICE (INVESTOR SERIES)
(Dated May 1, 2010)	(Dated May 1, 2010)
This supplement updates the Prospectuses for Merrill Lynch Investor Choice Annuity (Investor Series) issued by Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”).
On or about June 1, 2010 (“merger date”), the Van Kampen Life Investment Trust Comstock Portfolio of the Van Kampen Life Investment Trust will merge into an empty “shell fund” of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) trust and be renamed Invesco Van Kampen V.I. Comstock Fund. This merger will not involve any change in the fund’s management, investment objective or policies because the surviving fund is an empty “shell fund”.
Because of this merger, the Van Kampen Life Investment Trust Comstock Portfolio subaccount (the “Subaccount”) will be renamed Invesco Van Kampen V.I. Comstock Fund.
No action is necessary on your part if you want to remain invested in the Subaccount. If you do not wish to remain allocated to the Subaccount, you may generally transfer your policy value allocated in this Subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).
If you reallocate your policy value to another subaccount from the Invesco Van Kampen V.I. Comstocvk Fund, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.